SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2026

Stewards, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-43473	88-0436017
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4300 N. University Drive Suite D-105 Lauderhill, Florida	33351
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 1.516.419-5300

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SWRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

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Item 8.01 Other Events.

On September 9, 2026, the Board of Directors (the "Board") of Stewards, Inc. (the "Company") approved a standstill and additional review process concerning a previously contemplated recognition program under the Company's 2024 Equity Incentive Plan (the "Plan").

In November 2025, the Board and the Company's majority shareholder authorized a contemplated recognition program of up to 3,000,000 restricted stock units ("RSUs") under the Plan, with an intended award of 250,000 RSUs for each of twelve proposed recipients (the "Prior Approval"). No individual award agreements or notices under the Plan were executed, no shares were issued in settlement of the contemplated awards, and the Company does not treat any RSUs contemplated by the Prior Approval as outstanding.

The September 9, 2026 action does not grant any RSUs, select or approve any recipient, determine any award amount or vesting condition, establish any grant date, or authorize the issuance of any settlement shares. The independent directors Zachary Graeve, Wael Barsoum and John Bode will not receive any RSUs contemplated by the Prior Approval.

Any later awards, if made at all, would be limited to Glen Steward, Shaun Quin, other members of management and employees who are eligible under the Plan and applicable law. Consultants, outside counsel, listing advisers, finders and investor-relations providers will not receive the contemplated recognition RSUs. Any later award would require further action by the Compensation Committee acting through directors who are not proposed recipients, execution of a written or electronic award agreement or notice under the Plan, and an effective registration statement on Form S-8 or another exemption confirmed by counsel. No future grant date may be backdated.

The Board has directed the Company's authorized officers, together with securities counsel, to prepare and file a registration statement on Form S-8 covering shares issuable under the Plan. No recognition award, if later granted, will be settled until that registration statement is effective or counsel confirms in writing that another exemption is available.

The Company is providing this disclosure to clarify the implementation status of the Prior Approval. Registration Statement No. 333-291586 previously described the Prior Approval as an "issuance" of 3,000,000 RSUs. As described above, no individual award agreements or notices under the Plan were executed and no shares were issued in settlement. The Company is not treating this action as the cancellation of outstanding RSUs because it does not treat any RSUs contemplated by the Prior Approval as outstanding.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stewards, Inc.

/s/ Katuischia Murless

Katuischia Murless
Chief Financial Officer

Date September 14, 2026

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